AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT,

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

AND

JOINDER AGREEMENT

October 29, 2010

This Amendment No. 1 to Securities Purchase Agreement, Amendment No. 1 to Registration Rights Agreement and Joinder Agreement (the “Agreement”) is entered into as of the date first set forth above (the “Effective Date”), by and among AdCare Health Systems, Inc., an Ohio corporation (the “Company”), the investors listed under the heading “Existing Buyers” on the signature pages hereto (collectively, the “Existing Buyers”), and the investors listed under the heading “New Buyers” on the signature pages hereto (the “New Buyers”).

RECITALS

A.

The Company and the Existing Buyers are parties to (i) that certain Securities Purchase Agreement, dated as of October 26, 2010 (the “Purchase Agreement”), pursuant to which the Company issued and sold an aggregate of $11,050,000 in principal amount of the Company’s Subordinated Convertible Notes (the “Notes”), bearing 10.0% interest per annum payable quarterly in cash in arrears beginning December 31, 2010, and (ii) that certain Registration Rights Agreement, dated as of October 26, 2010 (the “Rights Agreement,” and together with the Purchase Agreement, the “Joinder Documents”), pursuant to which, among other things, the Company is obligated to register for resale the shares of Common Stock issuable upon the conversion of the Notes on a registration statement on Form S-3 to be filed with the Securities and Exchange Commission within fifty (50) days after the initial closing of the sale of the Notes on October 26, 2010.

B.

The Company and the Existing Buyers, representing the holders of at least a majority of the aggregate amount of Registrable Securities issuable under the Notes, desire to amend, in accordance with Section 9(e) of the Purchase Agreement and Section 10 of the Rights Agreement, each of the Purchase Agreement and the Rights Agreement so as to allow the New Buyers (i) to purchase an aggregate of $750,000 in principal amount of Notes, and (ii) to be deemed a “Buyer” under the terms of each of the Purchase Agreement and the Rights Agreement.

C.

The New Buyers desire to purchase an aggregate of $750,000 in principal amount of Notes, and to be deemed a “Buyer” under the terms of each of the Purchase Agreement and the Rights Agreement.

D.

Upon the execution and delivery of this Agreement, the New Buyers shall become a party to, and be bound by and subject to the terms, conditions, covenants and obligations of each of, the Joinder Documents, and shall have the same rights and obligations thereunder as though it had been an original party thereto, unless otherwise stated or excepted herein.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, and for other good and valuable consideration, the parties agree as follows:

1.

Definitions.  Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Purchase Agreement.

2.

Amendments.

(a)

Purchase Agreement Amendments.

(i)

Recital C of the Purchase Agreement is hereby amended to read in full as follows:

“C.

Each Buyer wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, that aggregate principal amount of the Notes set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers attached hereto, which aggregate amount for all Buyers together shall be $11,800,000.”

(ii)

The Purchase Agreement is amended by adding a new subsection (e) to Section 1, as follows:

“(e)

Sale of Additional Notes.  After the Closing Date, the Company may sell and issue at a subsequent closing, at any time prior to November 2, 2010, on the same terms and conditions as those contained in this Agreement, an aggregate of $750,000 in additional principal amount of Notes, provided that the aggregate amount for all Buyers together shall not exceed $11,800,000.”

(iii)

The Schedule of Buyers attached to the Purchase Agreement is hereby amended and replaced by the Schedule of Buyers attached to this Agreement as Exhibit A and incorporated by reference herein.

(b)

Rights Agreement Amendment.  The Schedule of Buyers attached to the Rights Agreement is hereby amended and replaced by the Schedule of Buyers attached to this Agreement as Exhibit B and incorporated by reference herein.

(c)

Approval of New Buyers.  The undersigned Existing Buyers hereby approve the Company’s issuance and sale of two new Notes in the aggregate principal amount of $750,000 to the New Buyers, and further agree to the terms of purchase and joinder set forth in Section 3 below.  For clarity, the parties agree and acknowledge that High Capital Funding, LLC (“High Capital”) is purchasing hereunder a Note in the aggregate principal amount of $250,000 (the “$250,000 Note”), and that an affiliate of Strome Alpha Offshore Ltd. (“Strome”), an Existing Buyer, is purchasing hereunder an additional Note in the aggregate principal amount of $500,000 (the “$500,000 Note,” and together with the $250,000 Note, the “New Notes”).  Strome originally purchased a Note in the aggregate principal amount of $1,000,000 under the Purchase Agreement, and, immediately following the execution of this Agreement by its affiliate, Strome Family Foundation (“Strome Family Foundation”), will beneficially own an aggregate of $1,500,000 in principal amount of Notes.

3.

Purchase and Joinder.

(a)

Purchase of New Notes.  On the Effective Date, the Company shall issue and sell to High Capital, and High Capital shall purchase from the Company, the $250,000 Note.  On the Effective Date, the Company shall issue and sell to Strome Family Foundation, and Strome Family Foundation shall purchase from the Company, the additional $500,000 Note.  The aggregate purchase price for the New Notes shall be made in cash in immediately available, same-day U.S. funds.

(b)

Joinder.  Subject to the terms of this Section 3, upon the execution of this Agreement, each of the New Buyers agrees that it shall be bound by, and subject to, the terms and conditions of each of the Joinder Documents in its entirety, each as may be amended from time to time, as though it were an original party thereto; provided, however, that notwithstanding anything else to the contrary contained in this Agreement, each of the New Buyers understands and acknowledges that: (i) the representations and warranties of such New Buyer set forth in Section 2 of the Purchase Agreement shall speak as of the Effective Date as though made as of the Effective Date, and shall be true and correct in all material respects as of the Effective Date; (ii) the representations and warranties of the Company set forth in Section 3 of the Purchase Agreement shall speak as of the Closing Date on October 26, 2010 (except for representations and warranties that speak as of an earlier date which shall be true and correct as of such earlier specified date); (iii) all conditions to such New Buyer’s obligation to purchase the New Notes shall be deemed fully satisfied by virtue of the closing deliverables made by the Company on the Closing Date on October 26, 2010, copies of which will be provided to the New Buyers upon request.  Subject to the foregoing, upon execution of this Agreement and the purchase of the New Notes, each of the New Buyers shall be considered a “Buyer” under the terms of each of the Purchase Agreement and the Rights Agreement.  Additionally, each of the New Notes issued under this Agreement on the Effective Date shall be deemed to be a “Note” under the Purchase Agreement and the Rights Agreement.

4.

Ratification; Effect.  This Agreement shall be construed in connection with and as part of each of the Joinder Documents, and all terms, conditions, and covenants set forth in the Joinder Documents and each other instrument or agreement referred to therein, as applicable, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

5.

Captions and Section Headings.  The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

6.

Amendment.  No provision of this Agreement may be amended or waived other than by an instrument in writing signed by the Company and the holders of at least fifty percent (50%) of the aggregate amount of Registrable Securities issued and issuable hereunder and under the Notes, and any amendment or waiver to this Agreement made in conformity with the provisions of this Section 6 shall be binding on all parties hereto.

7.

Entire Agreement.  This Agreement, together with each of the Transaction Documents, constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior or contemporaneous written or oral agreements and understandings of the parties, either express or implied.  For the sake of clarity, the Preamble and Recitals set forth above are deemed to form a part of this Agreement.

8.

Counterparts.  This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

9.

Governing Law; Jurisdiction; Jury Trial.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

 [Signature Page Follows]

IN WITNESS WHEREOF, each of the parties have caused its respective signature page to this Amendment No. 1 to Securities Purchase Agreement, Amendment No. 1 to Registration Rights Agreement and Joinder Agreement to be duly executed as of the date first written above.

COMPANY:
ADCARE HEALTH SYSTEMS, INC. By: /s/ David A. Tenwick Name: David A. Tenwick Title: Chairman

IN WITNESS WHEREOF, each of the parties have caused its respective signature page to this Amendment No. 1 to Securities Purchase Agreement, Amendment No. 1 to Registration Rights Agreement and Joinder Agreement to be duly executed as of the date first written above.

EXISTING BUYERS:
CNH DIVERSIFIED OPPORTUNITIES MASTER ACCOUNT, L.P. By:/s/ Bradley D. Asness Bradley D. Asness, Principal & General Counsel of AQR Capital Management, LLC, the Investment Manager of the Buyer

IN WITNESS WHEREOF, each of the parties have caused its respective signature page to this Amendment No. 1 to Securities Purchase Agreement, Amendment No. 1 to Registration Rights Agreement and Joinder Agreement to be duly executed as of the date first written above.

EXISTING BUYERS:
AQR DELTA SAPPHIRE FUND, L.P. By: :/s/ Bradley D. Asness Bradley D. Asness, Principal & General Counsel of AQR Capital Management, LLC, the Investment Manager of the Buyer

IN WITNESS WHEREOF, each of the parties have caused its respective signature page to this Amendment No. 1 to Securities Purchase Agreement, Amendment No. 1 to Registration Rights Agreement and Joinder Agreement to be duly executed as of the date first written above.

EXISTING BUYERS:
AQR FUNDS - AQR DIVERSIFIED ARBITRAGE FUND By: :/s/ Bradley D. Asness Bradley D. Asness, Principal & General Counsel of AQR Capital Management, LLC, the Investment Manager of the Buyer

IN WITNESS WHEREOF, each of the parties have caused its respective signature page to this Amendment No. 1 to Securities Purchase Agreement, Amendment No. 1 to Registration Rights Agreement and Joinder Agreement to be duly executed as of the date first written above.

EXISTING BUYERS:
AQR OPPORTUNISTIC PREMIUM OFFSHORE FUND, L.P. By: :/s/ Bradley D. Asness Bradley D. Asness, Principal & General Counsel of AQR Capital Management, LLC, the Investment Manager of the Buyer

IN WITNESS WHEREOF, each of the parties have caused its respective signature page to this Amendment No. 1 to Securities Purchase Agreement, Amendment No. 1 to Registration Rights Agreement and Joinder Agreement to be duly executed as of the date first written above.

EXISTING BUYERS:

ADVANCED SERIES TRUST – AST ACADEMIC SERVICES PORTFOLIO

By: :/s/ Bradley D. Asness

Bradley D. Asness, Principal & General

Counsel of AQR Capital Management, LLC,

the Investment Manager of the Diversified

Arbitrage Sleeve of the Buyer

IN WITNESS WHEREOF, each of the parties have caused its respective signature page to this Amendment No. 1 to Securities Purchase Agreement, Amendment No. 1 to Registration Rights Agreement and Joinder Agreement to be duly executed as of the date first written above.

EXISTING BUYERS:
AQR DELTA MASTER ACCOUNT, L.P. By: :/s/ Bradley D. Asness Bradley D. Asness, Principal & General Counsel of AQR Capital Management, LLC, the Investment Manager of the Buyer

IN WITNESS WHEREOF, each of the parties have caused its respective signature page to this Amendment No. 1 to Securities Purchase Agreement, Amendment No. 1 to Registration Rights Agreement and Joinder Agreement to be duly executed as of the date first written above.

EXISTING BUYERS:
AQR ABSOLUTE RETURN MASTER ACCOUNT, L.P. By: :/s/ Bradley D. Asness Bradley D. Asness, Principal & General Counsel of AQR Capital Management, LLC, the Investment Manager of the Buyer

IN WITNESS WHEREOF, each of the parties have caused its respective signature page to this Amendment No. 1 to Securities Purchase Agreement, Amendment No. 1 to Registration Rights Agreement and Joinder Agreement to be duly executed as of the date first written above.

EXISTING BUYERS:
STROME ALPHA OFFSHORE LTD. By: :/s/ Craig Bere Name: Craig Bere Title: Director

IN WITNESS WHEREOF, each of the parties have caused its respective signature page to this Amendment No. 1 to Securities Purchase Agreement, Amendment No. 1 to Registration Rights Agreement and Joinder Agreement to be duly executed as of the date first written above.

NEW BUYER:
HIGH CAPITAL FUNDING, LLC By: :/s/ David Rapaport Name: David Rapaport Title: EVP & GC

IN WITNESS WHEREOF, each of the parties have caused its respective signature page to this Amendment No. 1 to Securities Purchase Agreement, Amendment No. 1 to Registration Rights Agreement and Joinder Agreement to be duly executed as of the date first written above.

NEW BUYER:
STROME FAMILY FOUNDATION By: :/s/ Mark Strome Name: Mark Strome Title: President

EXHIBIT A

SCHEDULE OF BUYERS

(1)	(2)	(3)	(4)	(5)	(6)
Buyer	Address	Aggregate Principal Amount of Notes	Purchase Price	Other Consideration	Legal Representative's Address and Facsimile Number

CNH Diversified Opportunities Master Account, L.P.	c/o AQR Capital Management, LLC 2 Greenwich Plaza, 3rd Floor Greenwich, CT 06830 Attention: Rocky Bryant Brendan Kalb Brendan.Kalb@aqr.com Telephone: 203-742-3600	$300,000	$300,000		Reed Smith LLP 599 Lexington Avenue New York, New York 10022 Attention: Lee Ann Dillon, Esq. Facsimile: (212) 521-5400 Telephone: (212) 521-5450
AQR DELTA Sapphire Fund, L.P.	c/o AQR Capital Management, LLC 2 Greenwich Plaza, 3rd Floor Greenwich, CT 06830 Attention: Rocky Bryant Brendan Kalb Brendan.Kalb@aqr.com Telephone: 203-742-3600	$300,000	$300,000		Reed Smith LLP 599 Lexington Avenue New York, New York 10022 Attention: Lee Ann Dillon, Esq. Facsimile: (212) 521-5400 Telephone: (212) 521-5450
AQR Funds – AQR Diversified Arbitrage Fund	c/o AQR Capital Management, LLC 2 Greenwich Plaza, 3rd Floor Greenwich, CT 06830 Attention: Rocky Bryant Brendan Kalb Brendan.Kalb@aqr.com Telephone: 203-742-3600	$1,850,000	$1,850,000		Reed Smith LLP 599 Lexington Avenue New York, New York 10022 Attention: Lee Ann Dillon, Esq. Facsimile: (212) 521-5400 Telephone: (212) 521-5450
AQR Opportunistic Premium Offshore Fund, L.P.	c/o AQR Capital Management, LLC 2 Greenwich Plaza, 3rd Floor Greenwich, CT 06830 Attention: Rocky Bryant Brendan Kalb Brendan.Kalb@aqr.com Telephone: 203-742-3600	$450,000	$450,000		Reed Smith LLP 599 Lexington Avenue New York, New York 10022 Attention: Lee Ann Dillon, Esq. Facsimile: (212) 521-5400 Telephone: (212) 521-5450
Advanced Series Trust – AST Academic Services Portfolio	c/o AQR Capital Management, LLC 2 Greenwich Plaza, 3rd Floor Greenwich, CT 06830 Attention: Rocky Bryant Brendan Kalb Brendan.Kalb@aqr.com Telephone: 203-742-3600	$200,000	$200,000		Reed Smith LLP 599 Lexington Avenue New York, New York 10022 Attention: Lee Ann Dillon, Esq. Facsimile: (212) 521-5400 Telephone: (212) 521-5450
AQR DELTA Master Account, L.P.	c/o AQR Capital Management, LLC 2 Greenwich Plaza, 3rd Floor Greenwich, CT 06830 Attention: Rocky Bryant Brendan Kalb Brendan.Kalb@aqr.com Telephone: 203-742-3600	$1,800,000	$1,800,000		Reed Smith LLP 599 Lexington Avenue New York, New York 10022 Attention: Lee Ann Dillon, Esq. Facsimile: (212) 521-5400 Telephone: (212) 521-5450
AQR Absolute Return Master Account, L.P.	c/o AQR Capital Management, LLC 2 Greenwich Plaza, 3rd Floor Greenwich, CT 06830 Attention: Rocky Bryant Brendan Kalb Brendan.Kalb@aqr.com Telephone: 203-742-3600	$100,000	$100,000		Reed Smith LLP 599 Lexington Avenue New York, New York 10022 Attention: Lee Ann Dillon, Esq. Facsimile: (212) 521-5400 Telephone: (212) 521-5450
Brio Capital LP	401 East 34th St., Suite South 33C New York, NY 10016 Attention: Shaye Hirsch shaye@briocapital.com	$150,000	$150,000
Oberweis Micro-Cap Fund.	3333 Warrenwille Road, Suite 500 Lisle, IL 60532 Attention: James W. Oberweis oberweis@oberweis.net	$500,000	$500,000
Attosa Financial LLC	766 Shrewsbury Ave. Tinton Falls, NJ 07724 Attention: Anthony J. Cantone ajcantone@cantone.com	$3,500,000	$3,500,000	Cancellation of outstanding indebtedness in the aggregate principal amount of $3,500,000
Anthony J. Cantone	766 Shrewsbury Ave. Tinton Falls, NJ 07724 Attention: Anthony J. Cantone ajcantone@cantone.com	$500,000	$500,000
Strome Alpha Offshore Ltd.	100 Wilshire Blvd., #1750 Santa Monica, CA 90401 Attention: Craig Bere cbere@strome.com	$1,000,000	$1,000,000
Strome Family Foundation	100 Wilshire Blvd., #1750 Santa Monica, CA 90401 Attention: Craig Bere cbere@strome.com	$500,000	$500,000
Steven G. Hill	1221 Azalea Cr Hollywood, FL 33019 Attention: Steven G. Hill steven@straightwire.com	$50,000	$50,000

Double H Investment Co.	1022 Jefferson Street Hollywood, FL 33019 Attention: Herbert L. Hill hhill@ellsouth.net	$50,000	$50,000

Alpha Capital Anstalt	150 Central Park South, 2nd Floor New York, NY 10019 Attention: Konrad Ackermann abrand@lhfin.com	$250,000	$250,000
Staurt B. Hill	11400 SW 23rd Pl. Davie, FL 33325 Attention: Staurt B. Hill Staurt.hill@cbsbiz.com	$50,000	$50,000
High Capital Funding, LLC	333 Sandy Springs Circle Suite 230 Atlanta, 30328 US Attn: Frank Hart	$250,000	$250,000

EXHIBIT B

SCHEDULE OF BUYERS

Buyer	Buyer Address and Facsimile Number	Buyer's Representative's Address and Facsimile Number
CNH Diversified Opportunities Master Account, L.P.	c/o AQR Capital Management, LLC 2 Greenwich Plaza, 3rd Floor Greenwich, CT 06830 Attention: Rocky Bryant Brendan Kalb Brendan.Kalb@aqr.com Telephone: 203-742-3600	Reed Smith LLP 599 Lexington Avenue New York, New York 10022 Attention: Lee Ann Dillon, Esq. Facsimile: (212) 521-5400 Telephone: (212) 521-5450
AQR DELTA Sapphire Fund, L.P.	c/o AQR Capital Management, LLC 2 Greenwich Plaza, 3rd Floor Greenwich, CT 06830 Attention: Rocky Bryant Brendan Kalb Brendan.Kalb@aqr.com Telephone: 203-742-3600	Reed Smith LLP 599 Lexington Avenue New York, New York 10022 Attention: Lee Ann Dillon, Esq. Facsimile: (212) 521-5400 Telephone: (212) 521-5450
AQR Funds – AQR Diversified Arbitrage Fund	c/o AQR Capital Management, LLC 2 Greenwich Plaza, 3rd Floor Greenwich, CT 06830 Attention: Rocky Bryant Brendan Kalb Brendan.Kalb@aqr.com Telephone: 203-742-3600	Reed Smith LLP 599 Lexington Avenue New York, New York 10022 Attention: Lee Ann Dillon, Esq. Facsimile: (212) 521-5400 Telephone: (212) 521-5450
AQR Opportunistic Premium Offshore Fund, L.P.	c/o AQR Capital Management, LLC 2 Greenwich Plaza, 3rd Floor Greenwich, CT 06830 Attention: Rocky Bryant Brendan Kalb Brendan.Kalb@aqr.com Telephone: 203-742-3600	Reed Smith LLP 599 Lexington Avenue New York, New York 10022 Attention: Lee Ann Dillon, Esq. Facsimile: (212) 521-5400 Telephone: (212) 521-5450
Advanced Series Trust – AST Academic Services Portfolio	c/o AQR Capital Management, LLC 2 Greenwich Plaza, 3rd Floor Greenwich, CT 06830 Attention: Rocky Bryant Brendan Kalb Brendan.Kalb@aqr.com Telephone: 203-742-3600	Reed Smith LLP 599 Lexington Avenue New York, New York 10022 Attention: Lee Ann Dillon, Esq. Facsimile: (212) 521-5400 Telephone: (212) 521-5450
AQR DELTA Master Account, L.P.	c/o AQR Capital Management, LLC 2 Greenwich Plaza, 3rd Floor Greenwich, CT 06830 Attention: Rocky Bryant Brendan Kalb Brendan.Kalb@aqr.com Telephone: 203-742-3600	Reed Smith LLP 599 Lexington Avenue New York, New York 10022 Attention: Lee Ann Dillon, Esq. Facsimile: (212) 521-5400 Telephone: (212) 521-5450
AQR Absolute Return Master Account, L.P.	c/o AQR Capital Management, LLC 2 Greenwich Plaza, 3rd Floor Greenwich, CT 06830 Attention: Rocky Bryant	Reed Smith LLP 599 Lexington Avenue New York, New York 10022 Attention: Lee Ann Dillon, Esq.
Brio Capital LP	401 East 34th St., Suite South 33C New York, NY 10016 Attention: Shaye Hirsch shaye@briocapital.com
Oberweis Micro-Cap Fund.	3333 Warrenwille Road, Suite 500 Lisle, IL 60532 Attention: James W. Oberweis oberweis@oberweis.net
Attosa Financial LLC	766 Shrewsbury Ave. Tinton Falls, NJ 07724 Attention: Anthony J. Cantone ajcantone@cantone.com
Anthony J. Cantone	766 Shrewsbury Ave. Tinton Falls, NJ 07724 Attention: Anthony J. Cantone ajcantone@cantone.com
Strome Alpha Offshore Ltd.	100 Wilshire Blvd., #1750 Santa Monica, CA 90401 Attention: Craig Bere cbere@strome.com
Steven G. Hill	1221 Azalea Cr Hollywood, FL 33019 Attention: Steven G. Hill steven@straightwire.com
Double H Investment Co.	1022 Jefferson Street Hollywood, FL 33019 Attention: Herbert L. Hill hhill@ellsouth.net
Alpha Capital Anstalt	150 Central Park South, 2nd Floor New York, NY 10019 Attention: Konrad Ackermann abrand@lhfin.com
Staurt B. Hill	11400 SW 23rd Pl. Davie, FL 33325 Attention: Staurt B. Hill Staurt.hill@cbsbiz.com
High Capital Funding, LLC	333 Sandy Springs Circle Suite 230 Atlanta, 30328 US Attn: Frank Hart
Strome Family Foundation	100 Wilshire Blvd., #1750 Santa Monica, CA 90401 Attention: Craig Bere cbere@strome.com